UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSMEX

Putnam Short-Term Municipal Income Fund

Semiannual report 5|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal
Income Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 7, 2015

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Short-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan A. McCormack, CFA

Susan, what was the municipal bond market environment like during the six-month reporting period ended May 31, 2015?

Uncertainties surrounding the timing of the Federal Reserve’s first rate hike since June 2006 contributed to heightened interest-rate volatility during the period, as did growth worries and diverging central bank policies around the globe. Prospects for higher U.S. interest rates contributed to a rally in the U.S. dollar, which appreciated strongly against foreign currencies. Falling energy prices also added another dimension to the debate about growth as lower prices rippled through the economy and helped to ease inflationary pressures. Geopolitical tensions sparked a flight to quality at times during the period, as investors generally became more cautious in their outlook.

Municipal bond yields ended the six-month period at higher levels, but there was significant volatility during that time. This past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of their first rate increase. Yields rallied strongly in December and January. Improving economic reports in February led to a selloff, erasing gains from the prior two months. Subsequently, in March, the Fed removed the word “patient” from its statement about plans for raising interest rates — a change in wording that was expected, but the central bank also tempered its outlook for the U.S. economy and inflation.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14.

Short-Term Municipal Income Fund     5

Fed Chair Janet Yellen added that when rates start to increase, they might not approach long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated. March and most of April were benign for bonds. Just before the end of April, Yellen acknowledged recent weakness in the U.S. economy but left open the possibility of raising rates in the second half of 2015. In addition, economic reports began to exceed expectations once again. Bond yields rose during the last week of April and throughout May, ending the six-month period higher overall.

How did Putnam Short-Term Municipal Income Fund perform against this backdrop?

Short-term municipal bonds turned in a slightly negative return for the reporting period, as measured by the fund’s benchmark, the Barclays 3-Year Municipal Bond Index, underperforming longer-term municipal bonds. The short end of the yield curve is traditionally more sensitive to fears of a Fed tightening and, as such, sold off more than longer-maturity bonds. Yields for 3-year AAA municipal bonds rose approximately 0.4% over the semiannual period, while 30-year AAA municipal bond yields rose less than 0.2%.

Against this backdrop, the fund slightly edged out its benchmark as well as the average return of its Lipper peer group for the

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Short-Term Municipal Income Fund

“In our opinion, the general fiscal
health and creditworthiness of the
municipal bond market are solid.”

Susan McCormack

six months ended May 31, 2015. We attribute this result to the fund’s shorter duration, or low sensitivity to interest-rate changes, versus its benchmark during the period and its holdings in municipal bond securities rated A and BBB. In particular, the fund’s holdings in the health care, higher education, and utility sectors performed well as credit spreads compressed.

What strategies or holdings influenced the fund’s performance during the reporting period?

We maintained our slightly defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns in 2014 could be attributed primarily to a combination of lower interest rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We achieved this by maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed that carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly in the

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund     7

event that timely investment opportunities presented themselves.

As for portfolio positioning, the fund retained an overweight exposure to municipal bonds rated A and Baa relative to the benchmark. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes. At the sector level, we favored housing, higher education, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance.

Our shorter-duration interest-rate positioning was a modest contributor to relative performance versus our Lipper peers, as interest rates moved higher during the period. An underweight exposure to Puerto Rico bonds also enhanced results as compared with the fund’s Lipper peer group. We currently plan to maintain our underweight exposure to issuers in Puerto Rico, given our negative credit outlook for the Commonwealth.

An underweight position in non-rated bonds versus our Lipper peers was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

What factors are likely to influence the performance of municipal bonds in the coming months?

Questions about the timing of a Fed interest-rate hike are likely to dominate the public discourse and may fuel market volatility until the central bank acts, in our view. Thus, we believe the Fed’s actions, along with the direction of U.S. Treasuries, will highly influence the performance of municipal bonds in the coming months.

In our opinion, the general fiscal health and creditworthiness of the municipal bond market are solid. Despite some high-profile outliers, such as Detroit, Chicago, and Puerto Rico that have garnered much media attention, we expect defaults to remain low and that they could even decline further as the U.S. economy recovers. The default rate, which stood at 0.03% for 2014 [according to Bank of America Merrill Lynch], is a tiny fraction of the $3.6 trillion municipal bond market, and we don’t believe defaults are likely to increase meaningfully in the foreseeable future. That said, we would expect Illinois, Chicago, and Puerto Rico to continue to be in the headlines, as they contend with budget and pension issues. [See In the News on page 9.]

Prospects for reform of the taxation of municipal bonds appear to constitute little risk at this point, in our opinion. However, we are closely monitoring the various proposals and believe any momentum for change will more likely come after the 2016 elections.

Thank you, Susan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8     Short-Term Municipal Income Fund

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. She joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury, CFA, and Thalia Meehan, CFA.

IN THE NEWS

Following debt crises in Detroit and Puerto Rico, Illinois and Chicago are confronting their own fiscal challenges, largely because of unfunded pension obligations. The situation could potentially lead to significantly higher taxes and/or cuts in state and city spending. Illinois has one of the worst funded state-employee pension systems in the nation. Chicago, the nation’s third-largest city, faces about $20 billion in unfunded pension liabilities. In May, Moody’s Investors Service downgraded Chicago’s bond rating to junk status. While Moody’s downgrade of the third largest city was a newsworthy development, Chicago still holds investment-grade ratings of A– from Standard & Poor’s and Kroll Bond Rating Agency and BBB+ from Fitch Ratings. In 2013, Detroit faced myriad debts, including unfunded pensions, and became the largest U.S. city ever to seek federal bankruptcy protection. In contrast, Chicago has a more diversified economy and a broader demographic foundation. At this time, Chicago appears unlikely to declare bankruptcy, but its funding difficulties could remain in the headlines for some time. In Puerto Rico, after years of crippling government deficits, government bonds have traded at distressed levels for nearly two years. In late June, the governor of the island territory of the United States announced he would seek a moratorium with creditors, although key debt payments due July 1 were made.

Short-Term Municipal Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	0.89%	–0.12%	0.48%	0.48%	0.03%	0.03%	0.79%	0.03%	1.44%
Annual average	0.40	–0.05	0.22	0.22	0.01	0.01	0.36	0.01	0.65
1 year	0.04	–0.96	–0.16	–1.15	–0.38	–1.37	–0.01	–0.76	0.29
6 months	–0.13	–1.13	–0.23	–1.22	–0.38	–1.38	–0.15	–0.90	0.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/15

	Barclays 3-Year Municipal Bond Index	Lipper Short Municipal Debt Funds category average*
Life of fund	2.19%	0.86%
Annual average	0.99	0.39
1 year	0.45	0.14
6 months	–0.14	–0.16

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 5/31/15, there were 101, 101, and 92 funds, respectively, in this Lipper category.

10     Short-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income [1]	$0.027223		$0.017182	$0.001500	$0.024732		$0.039705
Capital gains [2]	—		—	—	—		—
Total	$0.027223		$0.017182	$0.001500	$0.024732		$0.039705
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/14	$10.04	$10.14	$10.04	$10.04	$10.04	$10.12	$10.04
5/31/15	10.00	10.10	10.00	10.00	10.00	10.08	10.00
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [3]	0.51%	0.50%	0.31%	0.01%	0.46%	0.45%	0.76%
Taxable equivalent [4]	0.90	0.88	0.55	0.02	0.81	0.80	1.34
Current 30-day SEC yield (with expense limitation) [5,6]	N/A	0.35	0.16	–0.13	N/A	0.31	0.60
Taxable equivalent [4]	N/A	0.62	0.28	–0.23	N/A	0.55	1.06
Current 30-day SEC yield (without expense limitation) [6]	N/A	–0.55	–0.76	–1.30	N/A	-0.61	–0.32

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund     11

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	0.93%	–0.08%	0.50%	0.50%	0.03%	0.03%	0.82%	0.07%	1.50%
Annual average	0.41	–0.03	0.22	0.22	0.01	0.01	0.36	0.03	0.66
1 year	0.13	–0.87	–0.07	–1.06	–0.38	–1.37	0.08	–0.67	0.38
6 months	–0.03	–1.03	–0.13	–1.12	–0.18	–1.18	–0.05	–0.80	0.10

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/14*	0.60%	0.80%	1.35%	0.65%	0.35%
Total annual operating expenses for the fiscal year ended 11/30/14	1.42%	1.62%	2.17%	1.47%	1.17%
Annualized expense ratio for the six-month period ended 5/31/15	0.60%	0.80%	1.11%†	0.65%	0.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

† Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

12     Short-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$2.99	$3.98	$5.52	$3.24	$1.75
Ending value (after expenses)	$998.70	$997.70	$996.20	$998.50	$1,000.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.02	$4.03	$5.59	$3.28	$1.77
Ending value (after expenses)	$1,021.94	$1,020.94	$1,019.40	$1,021.69	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles

14     Short-Term Municipal Income Fund

or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short-Term Municipal Income Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Short-Term Municipal Income Fund

The fund’s portfolio 5/31/15 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

BAM Build America Mutual

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Arizona (3.3%)
AZ Agricultural Impt. & Pwr. Dist. Elec. Syst. Rev. Bonds
Ser. B, 4s, 1/1/16	Aa1	$25,000	$25,550
Ser. A, 3s, 1/1/16	Aa1	35,000	35,568
AZ Board of Regents Syst. Rev. Bonds, Ser. 08-C, 5 1/2s, 7/1/15	AA	50,000	50,217
AZ School Fac. Board COP, Ser. A-2, 4s, 9/1/15	Aa3	100,000	100,935
AZ State Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A, 5s, 1/1/17	AA–	50,000	53,147
Gilbert, Pub. Facs. Rev. Bonds, 5s, 7/1/18	Aa1	100,000	111,544
Northern AZ U. Rev. Bonds, NATL, FGIC, 5 1/4s, 6/1/15	A1	45,000	45,000
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great Hearts Academies), 3 3/4s, 7/1/24	BB+	25,000	25,134
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds (BASIS School, Inc.), 3s, 7/1/20	BB	25,000	25,035
U. Med. Ctr. Corp. Rev. Bonds, U.S. Govt. Coll., 5s, 7/1/17 (Escrowed to maturity)	AAA/P	75,000	81,494
			553,624
California (9.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (O’Connor Woods), 3s, 1/1/16	A+	70,000	71,078
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars-Sinai Med. Ctr.), 5s, 11/15/15	A1	50,000	51,086
(Northern CA Retirement Officers), 4s, 1/1/16	A+	50,000	51,058
CA Poll. Control Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (8/3/15) (Republic Svcs., Inc.), Ser. A, 0 1/2s, 8/1/23	BBB+	100,000	100,000
CA State G.O. Bonds, 5s, 9/1/15	Aa3	25,000	25,298
CA State Mandatory Put Bonds (12/1/16), 4s, 12/1/26	Aa3	150,000	155,049
CA State Pub. Wks. Board Rev. Bonds (Dept. of Forestry & Fire), Ser. E, 5s, 11/1/15	A1	100,000	101,984
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds (4/2/18) (Southern CA Edison Co.), 1 3/8s, 4/1/28	Aa3	75,000	74,679

Short-Term Municipal Income Fund     17

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
AGM, 5s, 11/15/19	AA	$100,000	$114,640
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/16 (Escrowed to maturity)	A+	45,000	47,776
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5s, 9/1/16	BBB+	75,000	77,976
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 9/1/17	A–	25,000	26,643
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, 5s, 6/1/17	A1	50,000	54,241
Irvine, Special Tax Bonds (Cmnty. Fac. Dist. No. 2005), Ser. 2, 4s, 9/1/18	BBB	75,000	78,890
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds (Dist. No. 1), 4s, 9/2/16	BBB–	50,000	51,746
Los Angeles, G.O. Bonds, Ser. A, NATL, FGIC, 5 1/4s, 9/1/15	Aa2	35,000	35,437
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	22,162
Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A, 5s, 7/1/19	A+	30,000	34,061
North Natomas, Cmnty. Fac. Special Tax Bonds, Ser. E, 5s, 9/1/16	BBB+	75,000	78,671
Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	45,946
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA	40,000	41,968
South Orange Cnty., Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 8/15/17	BBB+	50,000	53,278
U. of CA Rev. Bonds, Ser. AO, 5s, 5/15/19	Aa2	200,000	229,066
			1,622,733
Colorado (0.7%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5s, 11/15/16	A2	75,000	79,543
4s, 11/15/17	A1	20,000	21,479
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL, 5 1/4s, 9/1/18	AA–	20,000	22,352
			123,374
Connecticut (0.5%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (7/21/16) (Yale U.), Ser. A, 1.35s, 7/1/42	Aaa	75,000	75,737
			75,737
District of Columbia (0.5%)
DC G.O. Bonds, Ser. C, AGM, 5s, 6/1/16	Aa1	75,000	78,436
			78,436
Florida (2.9%)
Citizens Property Insurance Corp. Rev. Bonds, Ser. A-1, 5 3/8s, 6/1/16	A1	15,000	15,718
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A, 5 1/8s, 8/15/20	A3	30,000	34,052
(Baptist Hosp., Inc.), 5s, 8/15/18	A3	60,000	65,884
FL State Muni. Pwr. Agcy. Rev. Bonds (All Requirements Pwr.), Ser. A, 4s, 10/1/16	A2	50,000	52,231

18     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
FL State U. Board of Governors Rev. Bonds, 5 1/4s, 7/1/17	Aa2	$105,000	$114,814
Kissimmee, Util. Auth. Rev. Bonds, AMBAC, 5s, 10/1/16	A1	50,000	50,753
Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, Ser. B, AGM, 5s, 10/1/15	AA	50,000	50,791
South Broward, Hosp. Dist. Rev. Bonds (South Broward Hosp. Dist.), 4s, 5/1/16	Aa3	100,000	103,373
			487,616
Georgia (1.5%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds, Ser. B, 5s, 1/1/16	A1	25,000	25,670
Bartow Cnty., Dev. Auth. Mandatory Put Bonds (8/10/17) (GA Power Co. — Plant Bowen), 2 3/8s, 9/1/29	A	100,000	103,009
GA State G.O. Bonds, Ser. E-2, 4s, 9/1/17	Aaa	125,000	133,821
			262,500
Hawaii (0.7%)
HI State G.O. Bonds, 5s, 8/1/19	Aa2	100,000	114,457
			114,457
Illinois (3.9%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/21	A–	50,000	51,269
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5s, 1/1/17	A2	100,000	105,807
Ser. D, AGM, 4s, 1/1/18	AA	75,000	79,846
Chicago, Waste Wtr. Transmission Rev. Bonds, NATL, 5 1/2s, 1/1/17	AA–	50,000	53,082
Chicago, Wtr. Reclamation Dist. G.O. Bonds, Ser. C, 5s, 12/1/15	AAA	105,000	107,405
Cook Cnty., G.O. Bonds (Arlington Heights Twp. Dist. No. 21), NATL, 4s, 12/1/15	Aa1	25,000	25,457
IL State G.O. Bonds, 5s, 7/1/17	A3	50,000	53,206
IL State Rev. Bonds
NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	42,054
Ser. B, 5s, 6/15/15	AAA	25,000	25,046
IL State Toll Hwy. Auth. Rev. Bonds, Ser. D, 5s, 1/1/19	Aa3	100,000	112,333
			655,505
Indiana (4.4%)
IN State Fin. Auth. VRDN, Ser. A-3
0.1s, 2/1/37	VMIG1	675,000	675,000
0.1s, 2/1/37	A-1+	75,000	75,000
			750,000
Louisiana (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5s, 5/15/16	A	50,000	52,198
			52,198
Maryland (2.3%)
Baltimore Cnty., G.O. Bonds, Ser. B, 5s, 8/1/18	Aaa	100,000	112,182
MD State G.O. Bonds
Ser. A, 5 1/4s, 3/1/16	Aaa	30,000	31,103
Ser. C, 4s, 8/15/18	Aaa	125,000	136,408

Short-Term Municipal Income Fund     19

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Maryland cont.
Prince George’s Cnty., G.O. Bonds, Ser. A, 4s, 9/15/18	Aaa	$100,000	$109,359
			389,052
Massachusetts (13.2%)
Boston, G.O. Bonds, Ser. A, 5s, 4/1/19	Aaa	200,000	228,346
MA State G.O. Bonds
Ser. C, AGM, 4s, 8/1/16	Aa1	25,000	26,059
Ser. D, 4s, 8/1/16	Aa1	30,000	31,271
MA State VRDN (Construction Loan), Ser. A, 0.08s, 3/1/26	VMIG1	600,000	600,000
MA State Clean Energy Cooperative Corp. Rev. Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	50,000	53,194
MA State Clean Wtr. Trust Rev. Bonds (Revolving Fund-Green Bond), 5s, 2/1/17	Aaa	100,000	107,261
MA State Dev. Fin. Agcy. Rev. Bonds (Loomis Cmntys.), Ser. A, 3s, 1/1/17	BBB–	75,000	75,855
MA State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
Mandatory Put Bonds (12/1/17) (Amherst College), Ser. H, 0.8s, 11/1/33	Aaa	100,000	99,337
Mandatory Put Bonds (4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	49,967
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	A–	25,000	26,064
(Northeastern U.), Ser. R, 4 1/2s, 10/1/15	A2	25,000	25,342
MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard U.), Ser. R, 0.07s, 11/1/49	VMIG1	700,000	700,000
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169, 4s, 12/1/44	Aa2	195,000	208,798
			2,231,494
Michigan (2.1%)
MI State Rev. Bonds, AGM, 4 1/2s, 9/15/15	AA	100,000	101,182
MI State Fin. Auth. Rev. Bonds (Detroit Wtr. & Swr.), Ser. C-8, 5s, 7/1/16	BBB+	50,000	51,924
MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A3	20,000	21,128
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	26,533
MI State Strategic Fund Ltd. Rev. Bonds (United Methodist Retirement Cmntys., Inc.), 2 3/4s, 11/15/17	BBB+/F	75,000	75,996
MI State Trunk Line Fund Rev. Bonds, Ser. A, NATL, 5 1/4s, 11/1/15	AA+	25,000	25,519
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp. Corp.), 5 1/2s, 6/1/15	AA3	30,000	30,000
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro. Arpt.), 5s, 12/1/15	AA	25,000	25,542
			357,824
Minnesota (2.6%)
Minneapolis, G.O. Bonds, Ser. A, zero %, 12/1/15	AAA	10,000	9,983
MN State G.O. Bonds (Hwy. & Var. Purpose), 5s, 8/1/16	Aa1	25,000	26,334

20     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
5s, 10/1/16	A2	$100,000	$105,700
5s, 10/1/15	A2	55,000	55,833
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4s, 7/1/38	Aa1	100,000	106,638
Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	37,465
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (Regions Hosp.), 5 1/4s, 5/15/17	A2	25,000	26,604
U. of MN Rev. Bonds (State Supported Stadium Debt), 5s, 8/1/15	Aa1	50,000	50,396
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A, AGM, 5s, 1/1/16	Aa3	25,000	25,681
			444,634
Mississippi (5.3%)
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN (Chevron USA, Inc.), Ser. C, 0.06s, 12/1/30	VMIG1	750,000	750,000
MS State Bus. Fin. Corp. Solid Waste Disp. Mandatory Put Bonds (3/1/17) (Waste Mgt., Inc.), 1 3/8s, 3/1/27	A–	150,000	150,477
			900,477
Montana (0.5%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA Insd., 3s, 12/1/43	Aa1	90,000	92,684
			92,684
Nevada (0.7%)
Las Vegas, Special Assmt. Bonds (Dist. No. 607 Local Impt.), 3s, 6/1/16	BBB–/P	25,000	25,287
NV State Hwy. Rev. Bonds (Motor Vehicle Fuel Tax), 5s, 12/1/15	AAA	85,000	87,032
			112,319
New Hampshire (0.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Concord Hosp. Oblig. Group), Ser. A, 3s, 10/1/15	A2	85,000	85,743
			85,743
New Jersey (3.7%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds, 3s, 10/1/15	Aa2	100,000	100,920
NJ Inst. of Tech. Rev. Bonds, Ser. A, 5s, 7/1/21	A1	100,000	117,087
NJ State G.O. Bonds, 5s, 6/1/15	A2	25,000	25,000
NJ State Econ. Dev. Auth. Rev. Bonds (School Fac. Construction)
Ser. KK, 5s, 3/1/16	A3	20,000	20,569
Ser. W, 5s, 3/1/16 (Escrowed to maturity)	AA+	25,000	25,879
NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. I, AMBAC, 5s, 7/1/16	A2	50,000	52,299
(The College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	52,432
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	Baa3	10,000	10,034
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	20,922
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	A3	25,000	25,670

Short-Term Municipal Income Fund     21

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Tpk. Auth. Rev. Bonds, NATL, 6 1/2s, 1/1/16	AA–	$90,000	$93,095
Ocean Cnty., G.O. Bonds, 4s, 8/1/16	Aaa	75,000	78,098
			622,005
New Mexico (1.2%)
Farmington, Poll. Control Mandatory Put Bonds (4/1/20) (Southern CA Edison Co.), Ser. A, 1 7/8s, 4/1/29	Aa3	150,000	148,797
Santa Fe, Waste Wtr. Syst. Rev. Bonds, Ser. B, 2s, 6/1/15	AA2	50,000	50,000
			198,797
New York (9.7%)
Metro. Trans. Auth. Rev. Bonds, Ser. F, 5s, 11/15/15	AA–	75,000	76,619
Monroe Cnty., G.O. Bonds, BAM, 4s, 6/1/19	AA	100,000	109,048
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	25,750
New York, G.O. Bonds, Ser. I-1, 5s, 3/1/18	Aa2	200,000	220,626
NY City, G.O. Bonds, Ser. E, AMBAC, 4s, 8/1/15	AA	25,000	25,161
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds (Fiscal 2009), Ser. S-2, 5s, 7/15/15	Aa2	75,000	75,446
NY State Dorm. Auth. Rev. Bonds (NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	85,000	92,102
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (The New School), 4s, 7/1/16	A3	50,000	51,851
NY State Dorm. Auth. Non-Supported Debt Rev. Bonds (St. John’s U.), Ser. A, 4s, 7/1/20	A3	100,000	110,578
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. E, 5s, 2/15/19	AAA	100,000	113,128
NY State Thruway Auth. Rev. Bonds, Ser. A-2, 4s, 4/1/16	AA	50,000	51,533
NY State Thruway Auth. Local Hwy. & Bridge Rev. Bonds
5s, 4/1/16	AA	50,000	51,946
Ser. A, 5s, 4/1/16	AA	100,000	103,891
NY State Urban Dev. Corp. Rev. Bonds (State Personal Income Tax), Ser. A, 5s, 3/15/16	AAA	100,000	103,747
Port Auth. of NY & NJ Rev. Bonds, Ser. 178, 5s, 12/1/16	Aa3	100,000	106,629
Rockland Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/17	AA	100,000	106,575
Tompkins Cnty., Dev. Corp. Continuing Care Retirement Rev. Bonds (Kendal at Ithaca, Inc.), 2s, 7/1/15	BBB	170,000	170,134
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	51,434
			1,646,198
North Carolina (0.9%)
Guilford Cnty., G.O. Bonds, Ser. C, 5s, 10/1/18	Aaa	100,000	112,708
NC State Med. Care Comm. Retirement Fac. Rev. Bonds (The Forest at Duke, Inc.), 4.6s, 9/1/16	BBB+/F	20,000	20,459
NC State Muni. Pwr. Agcy. No. 1 Catawba Elec. Rev. Bonds, Ser. A, 5 1/4s, 1/1/17	A2	25,000	26,794
			159,961

22     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Ohio (2.2%)
Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/15	Aa1	$50,000	$51,198
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	51,275
OH State G.O. Bonds (Higher Ed.), Ser. C, 5s, 8/1/16	Aa1	25,000	26,325
OH State Bldg. Auth. Rev. Bonds, Ser. A, AGM, 5s, 4/1/16	Aa2	20,000	20,783
OH State Higher Edl. Fac. Comm. Rev. Bonds (Cleveland Clinic Hlth. Syst. Oblig. Group), 5s, 1/1/18	Aa2	100,000	109,938
OH State Wtr. Dev. Auth. Poll. Control Rev. Bonds, Ser. B, 5s, 6/1/18	Aaa	100,000	111,300
			370,819
Oklahoma (4.5%)
OK State Tpk. Auth. VRDN, Ser. F, 0.09s, 1/1/28	VMIG1	690,000	690,000
Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A, BAM, 5s, 6/1/17	AA	75,000	80,231
			770,231
Oregon (1.9%)
OR State G.O. Bonds
Ser. N, 4s, 12/1/16	Aa1	45,000	47,349
Ser. G, 4s, 11/1/16	Aa1	110,000	115,487
(Higher Ed.), Ser. B, 3 1/2s, 8/1/15	Aa1	25,000	25,137
OR State Dept. of Administration Svcs. COP, Ser. D, 5s, 11/1/15	Aa2	100,000	101,992
Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL
5s, 6/15/16	Aa2	15,000	15,730
5s, 6/15/15	Aa2	15,000	15,028
			320,723
Pennsylvania (5.9%)
Chester Cnty., G.O. Bonds, 4s, 7/15/18	Aaa	100,000	108,732
Delaware River Joint Toll Bridge Comm. Rev. Bonds, 5s, 7/1/21	A1	100,000	116,900
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Student Svcs., Inc.-Millersville U.), 2 1/4s, 7/1/17	Baa3	40,000	40,480
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.), 3s, 5/1/17	Baa2	35,000	35,938
Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev. Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16	Aa3	35,000	35,920
Lancaster, Indl. Dev. Auth. Rev. Bonds (Garden Spot Village Obligated Group), 5s, 5/1/16	BBB	75,000	77,179
PA G.O. Bonds, 5s, 3/1/16	Aa3	25,000	25,888
PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A, 1.6s, 10/1/17	AA+	100,000	100,433
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (7/1/15) (Republic Services, Inc.), Ser. A, 0.4s, 4/1/19	BBB+	100,000	99,998
PA State Higher Edl. Fac. Auth. Rev. Bonds (Temple U.), NATL, 5s, 4/1/16	Aa3	50,000	51,895

Short-Term Municipal Income Fund     23

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds, Ser. A, AMBAC
5s, 12/1/16	AA	$25,000	$26,623
5s, 12/1/15	AA	40,000	40,900
Philadelphia, School Dist. G.O. Bonds, Ser. D, 5s, 9/1/20	A1	50,000	56,844
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, 5s, 7/1/20	A1	100,000	115,671
Ser. A, AGM, 5s, 6/15/16	AA	20,000	20,946
Pittsburgh, G.O. Bonds, Ser. B, AGM, 5 1/4s, 9/1/16	AA	50,000	52,936
			1,007,283
Tennessee (0.6%)
Franklin Cnty., Hlth. & Edl. Fac. Board Rev. Bonds (U. of the South), AMBAC, 4 1/2s, 9/1/30 (Prerefunded 9/1/15)	A+	50,000	50,537
Kingsport, G.O. Bonds, Ser. C, AGO, 3s, 3/1/16	Aa2	50,000	51,034
			101,571
Texas (7.2%)
Austin, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 4s, 11/15/16	Aa2	100,000	105,035
Central TX Regl. Mobility Auth. Rev. Bonds, 5 3/4s, 1/1/17	Baa2	75,000	80,342
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea Pub. Schools), 5s, 8/15/15	BBB	75,000	75,545
Dallas, Wtr. Wks. & Swr. Syst. Rev. Bonds, Ser. A, 5s, 10/1/17	AAA	100,000	109,715
Galena Park, G.O. Bonds (School Bldg.), PSFG, 5 1/2s, 8/15/16	Aaa	25,000	26,531
Hidalgo Cnty., G.O. Bonds, Ser. A, AGO, 3s, 8/15/15	Aa2	50,000	50,284
Houston, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 7/1/15	A	30,000	30,117
Lower CO River Auth. Rev. Bonds, Ser. A, 5s, 5/15/21	A2	100,000	116,383
Northside, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 4s, 2/15/18	Aaa	100,000	107,776
San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	100,000	102,496
Spring Branch, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5s, 2/1/17	Aaa	100,000	107,157
TX State G.O. Bonds (Trans. Comm.), Ser. A, 5s, 10/1/17	Aaa	100,000	109,593
U. of Texas Rev. Bonds, Ser. B, 3s, 8/15/17	Aaa	100,000	104,810
Waco, Hlth. Fac. Dev. Corp. Rev. Bonds (Hillcrest Health Syst., Inc.), Ser. A, NATL, FHA Insd., 4 1/2s, 8/1/35 (Prerefunded 8/1/16)	AA–	85,000	88,961
			1,214,745
Utah (0.1%)
UT State G.O. Bonds, Ser. B, 4s, 7/1/15	Aaa	15,000	15,048
			15,048
Virginia (1.5%)
Richmond, Pub. Impt. G.O. Bonds, Ser. A, 5s, 3/1/19	AA+	230,000	260,459
			260,459

24     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Washington (1.7%)
King Cnty., G.O. Bonds, Ser. D, 5s, 1/1/16	AAA	$50,000	$51,382
King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	37,403
Tobacco Settlement Auth. of WA Rev. Bonds, 5s, 6/1/15	A2	100,000	100,000
Vancouver, Downtown. Redev. Auth. Rev. Bonds (Conference Ctr.), Ser. A, 3s, 1/1/16	AA	90,000	91,175
WA State G.O. Bonds (Motor Vehicle Fuel Tax), Ser. C, 4s, 6/1/15	AA1	15,000	15,000
			294,960
West Virginia (0.8%)
WV State Econ. Dev. Auth. Poll Control Rev. Bonds (Appalachian Pwr. Co. — Amos), Ser. C, 3 1/4s, 5/1/19	Baa1	50,000	52,460
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. Mandatory Put Bonds (4/1/19) (Appalachian Pwr. Co. — Amos), Ser. A, 1.9s, 3/1/40	Baa1	75,000	75,027
			127,487
Wisconsin (1.4%)
Madison Cnty., G.O. Bonds (Madison Area Tech. College), Ser. B, 2s, 3/1/16	Aaa	45,000	45,602
Nekoosa, Poll. Control Rev. Bonds (Nekoosa Papers, Inc.), Ser. A, 5.35s, 7/1/15	Baa1	30,000	30,110
WI State G.O. Bonds, Ser. 1, AMBAC, 5s, 5/1/16	Aa2	50,000	52,160
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Three Pillars Sr. Living), 3s, 8/15/16	A–/F	75,000	76,522
WI State, Clean Wtr. Rev. Bonds, Ser. 1, 3s, 6/1/15	AA1	25,000	24,987
			229,381

TOTAL INVESTMENTS
Total investments (cost $16,702,718)	$16,730,075

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $16,936,145.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

Short-Term Municipal Income Fund     25

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

State debt	20.8%
Local debt	14.0
Education	12.7
Utilities	12.0
Transportation	10.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$16,730,075	$—
Totals by level	$—	$16,730,075	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

26     Short-Term Municipal Income Fund

	Statement of assets and liabilities 5/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $16,702,718)	$16,730,075
	Cash	21,327
	Interest and other receivables	157,246
	Receivable for investments sold	755,052
	Receivable from Manager (Note 2)	19,590
	Prepaid assets	41,189
	Total assets	17,724,479
	LIABILITIES
	Payable for investments purchased	750,052
	Payable for shares of the fund repurchased	864
	Payable for investor servicing fees (Note 2)	1,703
	Payable for custodian fees (Note 2)	2,369
	Payable for Trustee compensation and expenses (Note 2)	151
	Payable for administrative services (Note 2)	49
	Payable for distribution fees (Note 2)	3,923
	Distributions payable to shareholders	720
	Other accrued expenses	28,503
	Total liabilities	788,334
	Net assets	$16,936,145

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,918,846
	Distributions in excess of net investment income (Note 1)	(352)
	Accumulated net realized loss on investments (Note 1)	(9,706)
	Net unrealized appreciation of investments	27,357
	Total — Representing net assets applicable to capital shares outstanding	$16,936,145
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($11,145,045 divided by 1,114,563 shares)	$10.00
	Offering price per class A share (100/99.00 of $10.00)*	$10.10
	Net asset value and offering price per class B share ($86,692 divided by 8,672 shares)**	$10.00
	Net asset value and offering price per class C share ($115,448 divided by 11,550 shares)**	$10.00
	Net asset value and redemption price per class M share ($70,587 divided by 7,060 shares)	$10.00
	Offering price per class M share (100/99.25 of $10.00)*	$10.08
	Net asset value, offering price and redemption price per class Y share ($5,518,373 divided by 552,006 shares)	$10.00
*	On single retail sales of less than $500,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund     27

Statement of operations Six months ended 5/31/15 (Unaudited)
INTEREST INCOME	$76,541

EXPENSES
Compensation of Manager (Note 2)	22,813
Investor servicing fees (Note 2)	4,422
Custodian fees (Note 2)	3,571
Trustee compensation and expenses (Note 2)	329
Distribution fees (Note 2)	12,181
Administrative services (Note 2)	210
Reports to shareholders	6,546
Auditing and tax fees	21,664
Blue sky expense	31,298
Other	600
Fees waived and reimbursed by Manager (Note 2)	(67,851)
Total expenses	35,783
Expense reduction (Note 2)	(3)
Net expenses	35,780
Net investment income	40,761

Net realized loss on investments (Notes 1 and 3)	(1,148)
Net unrealized depreciation of investments during the period	(54,512)
Net loss on investments	(55,660)
Net decrease in net assets resulting from operations	$(14,899)

The accompanying notes are an integral part of these financial statements.

28     Short-Term Municipal Income Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$40,761	$69,144
	Net realized loss on investments	(1,148)	(4,655)
	Net unrealized appreciation (depreciation) of investments	(54,512)	44,292
	Net increase (decrease) in net assets resulting from operations	(14,899)	108,781
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	—	(43)
	Class Y	—	(12)
	From tax-exempt net investment income
	Class A	(24,416)	(46,382)
	Class B	(151)	(155)
	Class C	(18)	(12)
	Class M	(176)	(253)
	Class Y	(16,509)	(21,705)
	Increase (decrease) from capital share transactions (Note 4)	4,288,127	(5,885,432)
	Total increase (decrease) in net assets	4,231,958	(5,845,213)
	NET ASSETS
	Beginning of period	12,704,187	18,549,400
	End of period (including distributions in excess of net investment income of $352 and undistributed net investment income of $157, respectively)	$16,936,145	$12,704,187
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c,d]	Ratio of net investment income (loss) to average net assets (%)[c,d]	Portfolio turnover (%)
Class A
May 31, 2015**	$10.04	.03	(.04)	(.01)	(.03)	(.03)	$10.00	(.13)*	$11,145	.30*	.27*	14*
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.61	9,405.60		.38	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—*[f]
Class B
May 31, 2015**	$10.04	.02	(.04)	(.02)	(.02)	(.02)	$10.00	(.23)*	$87	.40*	.17*	14*
November 30, 2014	10.02	.02	.02	.04	(.02)	(.02)	10.04	.42	89.79		.24	36
November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—*[f]
Class C
May 31, 2015**	$10.04	—[e]	(.04)	(.04)	—[e]	—[e]	$10.00	(.38)*	$115	.56*	.01*	14*
November 30, 2014	10.02	—[e]	.02	.02	—[e]	—[e]	10.04	.21	116.99		.01	36
November 30, 2013†	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*	—*[g]	—*[f]
Class M
May 31, 2015**	$10.04	.02	(.04)	(.02)	(.02)	(.02)	$10.00	(.15)*	$71	.32*	.24*	14*
November 30, 2014	10.02	.04	.02	.06	(.04)	(.04)	10.04	.56	71.65		.36	36
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—*[f]
Class Y
May 31, 2015**	$10.04	.04	(.04)	—[e]	(.04)	(.04)	$10.00	—*	$5,518	.17*	.39*	14*
November 30, 2014	10.02	.07	.02	.09	(.07)	(.07)	10.04	.86	3,024.35		.65	36
November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—*[f]

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets
May 31, 2015	0.50%
November 30, 2014	1.02
November 30, 2013	1.10

d  Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	5/31/15	11/30/14	11/30/13
Class A	N/A	N/A	0.01%
Class B	N/A	0.01%	0.02
Class C	0.12%	0.36	0.33
Class M	N/A	N/A	0.01
Class Y	N/A	N/A	0.01

e  Amount represents less than $0.01 per share.

f  Amount represents less than 0.01%.

g  Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

30	Short-Term Municipal Income Fund	Short-Term Municipal Income Fund	31

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

32     Short-Term Municipal Income Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$4,980	$3,578	$8,558

The aggregate identified cost on a tax basis is $16,702,718, resulting in gross unrealized appreciation and depreciation of $52,999 and $25,642, respectively, or net unrealized appreciation of $27,357.

Short-Term Municipal Income Fund     33

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $17,083 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $50,632 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $136 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Class A	$—
Class B	—
Class C	136
Class M	—
Class Y	—
Total	$136

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

34     Short-Term Municipal Income Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,870
Class B	28
Class C	37
Class M	22
Class Y	1,465
Total	$4,422

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00% and 0.30% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$11,301
Class B	197
Class C	577
Class M	106
Total	$12,181

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies from the sale of class A and class M shares, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.30% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Short-Term Municipal Income Fund     35

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,110,702	$1,762,762
U.S. government securities (Long-term)	—	—
Total	$3,110,702	$1,762,762

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	380,485	$3,806,926	637,025	$6,393,596
Shares issued in connection with reinvestment of distributions	2,239	22,455	2,369	23,786
	382,724	3,829,381	639,394	6,417,382
Shares repurchased	(204,789)	(2,052,910)	(1,175,242)	(11,801,106)
Net increase (decrease)	177,935	$1,776,471	(535,848)	$(5,383,724)

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,046	$60,631
Shares issued in connection with reinvestment of distributions	15	150	15	155
	15	150	6,061	60,786
Shares repurchased	(162)	(1,632)	(84)	(842)
Net increase (decrease)	(147)	$(1,482)	5,977	$59,944

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,296	$73,236
Shares issued in connection with reinvestment of distributions	2	18	1	12
	2	18	7,297	73,248
Shares repurchased	—	—	(13,200)	(132,373)
Net increase (decrease)	2	$18	(5,903)	$(59,125)

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	17	174	25	252
	17	174	25	252
Shares repurchased	—	—	—	—
Net increase	17	$174	25	$252

36     Short-Term Municipal Income Fund

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	326,910	$3,275,382	165,185	$1,656,837
Shares issued in connection with reinvestment of distributions	1,599	16,032	2,163	21,713
	328,509	3,291,414	167,348	1,678,550
Shares repurchased	(77,623)	(778,468)	(217,413)	(2,181,329)
Net increase (decrease)	250,886	$2,512,946	(50,065)	$(502,779)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	301,542	27.1%	$3,015,420
Class B	1,004	11.6	10,040
Class C	1,000	8.7	10,000
Class M	1,007	14.3	10,070

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund     37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

38     Short-Term Municipal Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short-Term Municipal Income Fund     39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40     Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA118
295057 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015